-----------------------------------------------------------
CASE NAME:                         Venus Exploration, Inc           Exhibit 99.1
-----------------------------------------------------------         ------------

-----------------------------------------------------------
CASE:                              02-13109-BP-11
-----------------------------------------------------------
                                                                   ACCRUAL BASIS
-----------------------------------------------------------
JUDGE:  Bill Parker                                                  11/20/03
-----------------------------------------------------------







                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                           MONTH ENDING: October, 2003

                                                                        Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










   RESPONSIBLE PARTY:


   /s/ EUGENE L. AMES, Jr.                              CEO
   -------------------------------                      ----------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY              TITLE


   Eugene L. Ames, Jr
   -------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                    DATE
                                                             11/20/2003



   PREPARER:


   /s/ TERRY F. HARDEMAN                              Chief Accounting Officer
   -------------------------------                    --------------------------
   ORIGINAL SIGNATURE OF PREPARER                     TITLE


   Terry F. Hardeman
   -------------------------------
   PRINTED NAME OF PREPARER                           DATE
                                                           11/20/2003



CASE NAME:                                                Venus                           ACCRUAL BASIS-1
                                                           Exploration, Inc
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CASE:                                                     02-13109-BP-11                        11/20/03
---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE     MONTH          MONTH          MONTH
                                                                           ---------------------------------------------
ASSETS                                                              AMOUNT  August, 2003     Sep, 2003    October, 2003
------------------------------------------------------------------------------------------------------------------------
 1. UNRESTRICTED CASH                                                          $49,046.67     $89,289.34     $75,453.92
------------------------------------------------------------------------------------------------------------------------
                                                         Schedule
 2.  RESTRICTED CASH                                      15                $1,948,798.42  $1,942,904.24  $1,944,099.92
------------------------------------------------------------------------------------------------------------------------
 3. TOTAL CASH                                                              $1,997,845.09  $2,032,193.58  $2,019,553.84
------------------------------------------------------------------------------------------------------------------------
 4. ACCOUNTS RECEIVABLE, NET                                                  $344,936.90    $333,410.37    $306,133.16
------------------------------------------------------------------------------------------------------------------------
 5. INVENTORY
------------------------------------------------------------------------------------------------------------------------
 6. NOTES RECEIVABLE
------------------------------------------------------------------------------------------------------------------------
    PREPAID EXPENSES                                      Schedule
 7.                                                        16                  $59,531.34     $65,871.70    $199,231.08
------------------------------------------------------------------------------------------------------------------------
 8. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
 9. TOTAL CURRENT ASSETS                                                    $2,402,313.33  $2,431,475.65  $2,524,918.08
------------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT, & EQUIPMENT                                            $5,760,277.71  $5,760,277.71  $5,760,277.71
------------------------------------------------------------------------------------------------------------------------
11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION                              ($3,971,066.45)($3,987,579.36)($4,004,069.84)
------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT & EQUIPMENT                                         $1,789,211.26  $1,772,698.35  $1,756,207.87
------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                           $9,346.98      $9,263.23      $9,055.50
------------------------------------------------------------------------------------------------------------------------
                                                         Schedule
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)       1                    $6,545.00      $6,544.97      $6,545.00
------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
16 TOTAL ASSETS                                                             $4,207,416.57  $4,219,982.20  $4,296,726.45
------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                          $113,763.75    $134,100.77    $124,610.30
------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                         Note 3                                            $125,000.00
------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT
------------------------------------------------------------------------------------------------------------------------
                                                         Accrued
22. OTHER (ATTACH LIST)                                  Payables             $40,981.38     $46,542.79     $41,746.07
------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION LIABILITIES                                            $154,745.13    $180,643.56    $291,356.37
------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                            $1,505,232.53  $1,505,448.65  $1,502,673.97
------------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT
------------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                                          $6,049,477.51  $6,049,477.51  $6,049,477.51
------------------------------------------------------------------------------------------------------------------------
                                                          Schedule
27. OTHER (ATTACH LIST)                                      2                 $35,508.53     $33,912.41     $32,316.29
------------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                                           $7,590,218.57  $7,588,838.57  $7,584,467.77
------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                                                       $7,744,963.70  $7,769,482.13  $7,875,824.14
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                             ($3,752,128.04)($3,752,128.04)($3,752,128.04)
------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)                                  $269,281.91    $262,877.88    $253,476.90
------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY (ATTACHMENT EXPLANATION)     Note 2              ($54,701.00)   ($60,249.77)   ($80,446.55)
------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                                           ($3,537,547.13)($3,549,499.93)($3,579,097.69)
------------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES & OWNERS' EQUITY                                      $4,207,416.57  $4,219,982.20  $4,296,726.45
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  $0.00
------------------------------------------------------------------------------------------------------------------------



CASE NAME:                         Venus Exploration, Inc               ACCRUAL BASIS-2
------------------------------------------------------------

------------------------------------------------------------
CASE:                              02-13109-BP-11                              11/20/03
------------------------------------------------------------

-----------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------
                                                   MONTH       MONTH         MONTH            QUARTER
                                               ------------------------------------------------------------
REVENUES                                       August, 2003  Sep, 2003   October, 2003         TOTAL
-----------------------------------------------------------------------------------------------------------
 1. GROSS REVENUES                 Note 2       $157,813.65 $164,588.99     $160,232.45        $482,635.09
-----------------------------------------------------------------------------------------------------------
 2. LESS: RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------------------
 3. NET REVENUE                    Schedule 13  $157,813.65 $164,588.99     $160,232.45        $482,635.09
-----------------------------------------------------------------------------------------------------------
COSTS OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------
 4. MATERIAL
-----------------------------------------------------------------------------------------------------------
 5. DIRECT LABOR
-----------------------------------------------------------------------------------------------------------
 6. DIRECT OVERHEAD
-----------------------------------------------------------------------------------------------------------
 7. TOTAL COST OF GOODS SOLD                          $0.00       $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
 8. GROSS PROFIT                                $157,813.65 $164,588.99     $160,232.45        $482,635.09
-----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
    OFFICER /  INSIDER
 9.  COMPENSATION                                     $0.00       $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING
-----------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE       Schedule 3    $32,031.36  $29,759.86      $36,942.50         $98,733.72
-----------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                  $3,749.88   $3,749.88       $3,749.88         $11,249.64
-----------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)            Schedule 4   $107,344.87  $98,149.04      $80,593.85        $286,087.76
-----------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                    $143,126.11 $131,658.78     $121,286.23        $396,071.12
-----------------------------------------------------------------------------------------------------------
    INCOME BEFORE NON-OPERATING INCOME &
15.  EXPENSE                                     $14,687.54  $32,930.21      $38,946.22         $86,563.97
-----------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
-----------------------------------------------------------------------------------------------------------
    NON-OPERATING INCOME (ATT.     Schedule 5
16.  LIST)                                      $323,202.75     $970.10       $1,434.70        $325,607.55
-----------------------------------------------------------------------------------------------------------
    NON-OPERATING EXPENSE (ATT.
17.  LIST)
-----------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE               Schedule 11   $14,171.39  $13,707.95      $17,147.95         $45,027.29
-----------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                     $16,760.28  $16,512.94      $16,490.48         $49,763.70
-----------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                                                                     $0.00
-----------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)            Schedule 14   $10,000.00  $10,000.00      $12,393.47         $32,393.47
-----------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                ($282,271.08) $39,250.79      $44,597.20       ($198,423.09)
-----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                                                                $0.00
-----------------------------------------------------------------------------------------------------------
24. U. S. TRUSTEE FEES                                                        $3,750.00          $3,750.00
-----------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)            Schedule 6       $282.74      $83.45           $0.00            $366.19
-----------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                   $282.74      $83.45       $3,750.00          $4,116.19
-----------------------------------------------------------------------------------------------------------
27. INCOME TAX
-----------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                           $296,675.88  ($6,404.03)     ($9,400.98)       $280,870.87
-----------------------------------------------------------------------------------------------------------


CASE NAME:                         Venus Exploration, Inc               ACCRUAL BASIS-3
-----------------------------------------------------------

-----------------------------------------------------------
CASE:                              02-13109-BP-11                              11/20/03
-----------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH        MONTH         MONTH            QUARTER
                                               ------------------------------------------------------------
DISBURSEMENTS                                  August, 2003  Sep, 2003   October, 2003         TOTAL
-----------------------------------------------------------------------------------------------------------
 1. CASH - BEGINNING OF MONTH                   $55,669.97   $49,046.67      $89,289.34         $55,669.97
-----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------
 2. CASH SALES                                  $98,260.42  $110,565.02      $90,252.99        $299,078.43
-----------------------------------------------------------------------------------------------------------
COLLECTIONS OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------
 3. PREPETITON                                                                                       $0.00
-----------------------------------------------------------------------------------------------------------
 4. POSTPETITION                                 $1,573.68   $17,005.71       $3,128.69         $21,708.08
-----------------------------------------------------------------------------------------------------------
 5. TOTAL OPERATING RECEIPTS                    $99,834.10  $127,570.73      $93,381.68        $320,786.51
-----------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------
 6. LOANS & ADVANCES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
 7. SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------
 8. OTHER (ATTACH LIST)            Schedule 7   $21,989.22   $10,452.92       $1,909.35         $34,351.49
-----------------------------------------------------------------------------------------------------------
 9. TOTAL NON-OPERATING RECEIPTS                $21,989.22   $10,452.92       $1,909.35         $34,351.49
-----------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                             $121,823.32  $138,023.65      $95,291.03        $355,138.00
-----------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                       $177,493.29  $187,070.32     $184,580.37        $410,807.97
-----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                  $2,784.81    $2,886.33       $2,886.33          $8,557.47
-----------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                           $1,007.97    $8,951.29       $1,047.74         $11,007.00
-----------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID
-----------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
-----------------------------------------------------------------------------------------------------------
 16 UTILITIES
-----------------------------------------------------------------------------------------------------------
17. INSURANCE
-----------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-----------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-----------------------------------------------------------------------------------------------------------
20. TRAVEL
-----------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT
-----------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-----------------------------------------------------------------------------------------------------------
23. SUPPLIES
-----------------------------------------------------------------------------------------------------------
24. ADVERTISING
-----------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)            Schedule 8  $124,653.84   $85,943.36     $105,192.38        $315,789.58
-----------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS              $128,446.62   $97,780.98     $109,126.45        $335,354.05
-----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                        $128,446.62   $97,780.98     $109,126.45        $335,354.05
-----------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                               ($6,623.30)  $40,242.67     ($13,835.42)        $19,783.95
-----------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH            Schedule 12  $49,046.67   $89,289.34      $75,453.92         $75,453.92
-----------------------------------------------------------------------------------------------------------

CASE NAME:                         Venus Exploration, Inc               ACCRUAL BASIS - 4
-----------------------------------------------------------

-----------------------------------------------------------
CASE:                              02-13109-BP-11                              11/20/03
-----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                 SCHEDULE      MONTH         MONTH             MONTH
                                                           ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                         AMOUNT   August, 2003    Sep, 2003       October, 2003
-----------------------------------------------------------------------------------------------------------
 1.                        0 - 30                           $211,000.36     $197,146.85        $163,015.04
-----------------------------------------------------------------------------------------------------------
 2.                       31 - 60                             $7,323.07       $7,395.29         $13,637.19
-----------------------------------------------------------------------------------------------------------
 3.                       61 - 90                             $4,303.36       $2,349.37          $2,634.07
-----------------------------------------------------------------------------------------------------------
 4.                          91 +                           $193,932.82     $198,141.57        $198,469.57
-----------------------------------------------------------------------------------------------------------
 5. TOTAL ACCOUNTS RECEIVABLE                               $416,559.61     $405,033.08        $377,755.87
-----------------------------------------------------------------------------------------------------------
    AMOUNT CONSIDERED
 6.  UNCOLLECTABLE                                           $71,622.71      $71,622.71         $71,622.71
-----------------------------------------------------------------------------------------------------------
 7. ACCOUNTS RECEIVABLE, NET                                $344,936.90     $333,410.37        $306,133.16
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                                                                  MONTH: October, 2003
                                                                        -----------------------------------
AGING OF POSTPETITON TAXES AND PAYABLES
-----------------------------------------------------------------------------------------------------------
TAXES PAYABLE                      0 -  30 DAYS 31 -  60   61 - 90 DAYS    91 +  DAYS          TOTAL
                                                   DAYS
-----------------------------------------------------------------------------------------------------------
 1. FEDERAL                              $0.00       $0.00        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
 2. STATE                                $0.00       $0.00        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
 3. LOCAL                                $0.00       $0.00        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
 4. OTHER (ATTACH LIST)                  $0.00       $0.00        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
 5. TOTAL TAXES PAYABLE                  $0.00       $0.00        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------

-----------------------------------            ------------------------------------------------------------
 6. ACCOUNTS PAYABLE                                                                                 $0.00
-----------------------------------            ------------------------------------------------------------

-----------------------------------------------
                                                                  MONTH: October, 2003
                                                                        -----------------------------------
STATUS OF POSTPETITION TAXES
-----------------------------------------------------------------------------------------------------------
FEDERAL                                         BEGINNING     AMOUNT      AMOUNT PAID       ENDING TAX
                                                   TAX      WITHHELD AND                     LIABILITY
                                                 LIABILITY   OR ACCRUED
-----------------------------------------------------------------------------------------------------------
 1. WITHHOLDING**                                    $0.00      $488.60         $488.60              $0.00
-----------------------------------------------------------------------------------------------------------
 2. FICA - EMPLOYEE**                                $0.00      $279.57         $279.57              $0.00
-----------------------------------------------------------------------------------------------------------
 3. FICA - EMPLOYER**                                $0.00      $279.57         $279.57              $0.00
-----------------------------------------------------------------------------------------------------------
 4. UNEMPLOYMENT                                     $0.00                                           $0.00
-----------------------------------------------                                         -------------------
 5. INCOME                                           $0.00        $0.00           $0.00              $0.00
-----------------------------------------------                                         -------------------
 6. OTHER (ATTACH LIST)                              $0.00        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
 7. TOTAL FEDERAL TAXES                              $0.00    $1,047.74       $1,047.74              $0.00
-----------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
 8. WITHHOLDING                                          0        $0.00           $0.00              $0.00
-----------------------------------------------------------                             -------------------
 9. SALES                                                0        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
10. EXCISE                                               0        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                         0                                           $0.00
-----------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                        0        $0.00           $0.00              $0.00
-----------------------------------------------------------                             -------------------
13. PERSONAL PROPERTY                                    0        $0.00           $0.00              $0.00
-----------------------------------------------------------                             -------------------
14. OTHER (ATTACH LIST)                                  0        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                              $0.00        $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                      $0.00    $1,047.74       $1,047.74              $0.00
-----------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

**   Attach photocopies of IRS Form 6123 or your FTD coupon and payment                  Schedule 9
     receipt to verify payment or deposit.


CASE NAME:                         Venus Exploration, Inc               ACCRUAL BASIS - 5
-----------------------------------------------------------

-----------------------------------------------------------
CASE:                              02-13109-BP-11                              11/20/03
-----------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.





-----------------------------------------------
                                                                  MONTH: October, 2003
                                                                        ------------------------------------
BANK RECONCILIATIONS                            Account #1  Account #2     Account #3
------------------------------------------------------------------------------------------------------------
A.      BANK                                      Frost        Frost         Frost
------------------------------------------------------------------------------------------------------------
B       ACCOUNT NUMBER                          01 0445703   01 0445606      01 0445681        TOTAL
------------------------------------------------------------------------------------------------------------
C       PURPOSE (TYPE):                          Regular      Payroll        Rental
------------------------------------------------------------------------------------------------------------
 1. BALANCE PER BANK STATEMENT                  102,652.16       261.67          353.53         $103,267.36
------------------------------------------------------------------------------------------------------------
    ADD:  TOTAL DEPOSITS NOT
 2.  CREDITED                                     6,522.78                                        $6,522.78
------------------------------------------------------------------------------------------------------------
 3. SUBTRACT:  OUTSTANDING CHECKS               (34,636.22)                                     ($34,636.22)
------------------------------------------------------------------------------------------------------------
 4. OTHER RECONCILING ITEMS                                                                           $0.00
------------------------------------------------------------------------------------------------------------
 5. MONTH END BALANCE PER ITEMS                 $74,538.72      $261.67         $353.53          $75,153.92
------------------------------------------------------------------------------------------------------------
 6. NUMBER OF LAST CHECK WRITTEN                      8381          105            1093
------------------------------------------------------------------------------------------------------------


-----------------------------------------------
INVESTMENT ACCOUNTS                             Account #1  Account #2     Account #3
------------------------------------------------------------------------------------------------------------
BANK , ACCOUNT NAME & NUMBER                     DATE OF     TYPE OF     PURCHASE PRICE    CURRENT VALUE
                                                 PURCHASE    INSTRUMENT
------------------------------------------------------------------------------------------------------------
 7.     ACCOUNT NUMBER
------------------------------------------------------------------------------------------------------------
 8.     PURPOSE (TYPE):
------------------------------------------------------------------------------------------------------------
 9. BALANCE PER BANK STATEMENT
------------------------------------------------------------------------------------------------------------
    ADD:  TOTAL DEPOSITS NOT
10.  CREDITED
------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
------------------------------------------------------------------------------------------------------------


-----------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                $300.00
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                    $75,453.92
------------------------------------------------------------------------------------------------------------

CASE  NAME:                        Venus Exploration, Inc               ACCRUAL BASIS-6
-----------------------------------------------------------

-----------------------------------------------------------
CASE  NUMBER:                      02-13109-BP-11                              11/20/03
-----------------------------------------------------------

                                                                  MONTH: October, 2003
                                                                        ------------------------------------

-----------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
-----------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.





------------------------------------------------------------------------
INSIDERS
------------------------------------------------------------------------
                                   TYPE  OF    AMOUNT      TOTAL PAID
            NAME                   PAYMENT     PAID        TO DATE
1. Ames Energy Company             Schedule 10                   $3,638
------------------------------------------------------------------------
2. John Y Ames                     Schedule 10     $12,372      $89,220
------------------------------------------------------------------------
3. Terry Hardeman                  Schedule 10      $3,675      $49,186
------------------------------------------------------------------------
4. E L Ames, Jr                    Schedule 10      $1,444      $11,780
------------------------------------------------------------------------
5.
------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  INSIDERS                                    $17,491     $153,824
------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
PROFESSIONALS
------------------------------------------------------------------------------------------------------------
                                       DATE  OF  COURT                                  TOTAL
                                     ORDER        AMOUNT      AMOUNT      TOTAL  PAID   INCURRED
                                    AUTHORIZING
                 NAME                PAYMENT     APPROVED      PAID         TO  DATE    & UNPAID *
------------------------------------------------------------------------------------------------------------
1. Ed Birkelo                        4/22/2003                   $2,000         $25,150
------------------------------------------------------------------------------------------------------------
2. Larry Bennett                     4/22/2003                   $3,900         $26,340                $930
------------------------------------------------------------------------------------------------------------
3. Gloria Barrett                    4/22/2003                   $5,125         $28,749
------------------------------------------------------------------------------------------------------------
4. Alan Bailey                       4/22/2003                     $825         $10,505
------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  PROFESSIONALS                                            $11,850         $90,744                $930
------------------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
NAME OF CREDITOR                               SCHEDULED   AMOUNTS
                                               MONTHLY     PAID          TOTAL
                                               PAYMENTS    DURING        UNPAID
                                               DUE         MONTH         POSTPETITION
-----------------------------------------------------------------------------------------
 1. Frost Bank - Schedule 11                        $8,048        $8,048              $0
-----------------------------------------------------------------------------------------
 2. North Frost Center                              $4,000        $4,000              $0
-----------------------------------------------------------------------------------------
 3. Alamo Leasing                                   $1,963        $1,963              $0
-----------------------------------------------------------------------------------------
 4. Manifest Funding                                $1,596        $1,596              $0
-----------------------------------------------------------------------------------------
 5. GE Capital                                        $279          $279              $0
-----------------------------------------------------------------------------------------
 6. TOTAL                                          $15,886       $15,886              $0
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------
CASE  NAME:                        Venus Exploration, Inc                ACCRUAL  BASIS-7
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CASE  NUMBER:                      02-13109-BP-11
                                                                            11/20/03
-------------------------------------------------------------------------

                                                                         MONTH:          October, 2003
                                                                                         -------------------

-----------------------------------------------
QUESTIONNAIRE

------------------------------------------------------------------------------------------------------------
                                                                               YES               No
------------------------------------------------------------------------------------------------------------
 1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
    THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING                                            X
     PERIOD?
------------------------------------------------------------------------------------------------------------
 2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
    OTHER  THAN  A  DEBTOR  IN  POSSESSION                                                        X
     ACCOUNT?
------------------------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE  FROM RELATED                                                                      X
     PARTIES?
------------------------------------------------------------------------------------------------------------
    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION
 4.  LIABILITIES
    THIS REPORTING PERIOD?                                                                        X
------------------------------------------------------------------------------------------------------------
 5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                 Note 3               X
------------------------------------------------------------------------------------------------------------
    ARE  ANY  POSTPETITION  PAYROLL  TAXES                                                        X
 6.  PAST  DUE?
------------------------------------------------------------------------------------------------------------
    ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME
 7.  TAXES
    PAST  DUE?                                                                                    X
------------------------------------------------------------------------------------------------------------
 8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                       X
------------------------------------------------------------------------------------------------------------
    ARE  ANY OTHER POSTPETITION  TAXES  PAST                                                      X
 9.  DUE?
------------------------------------------------------------------------------------------------------------
10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
    DELINQUENT?                                                                                   X
------------------------------------------------------------------------------------------------------------
11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
    REPORTING PERIOD?                                                                             X
------------------------------------------------------------------------------------------------------------
    ARE ANY WAGE PAYMENTS PAST                                                                    X
12.  DUE?
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
------------------------------------------------------------------------------------------------------------
                                                                                        YES
------------------------------------------------------------------------------------------------------------
1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
   NECESSARY INSURANCE COVERAGES IN EFFECT?                                             X
------------------------------------------------------------------------------------------------------------
2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                          X
------------------------------------------------------------------------------------------------------------
   PLEASE  ITEMIZE  POLICIES
3.  BELOW.
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------------------------------------------------------
                                               INSTALLMENT  PAYMENTS
------------------------------------------------------------------------------------------------------------
        TYPE  OF                                                                        PAYMENT AMT
         POLICY                                  CARRIER   PERIOD COVERED               & FREQUENCY
----------------------------------------------------------------------------------------
   Crime Policy                    Hartford Causality       7/1/03 - 6/30/06            178.33 per month
   ---------------------------------------------------------------------------------------------------------
   Auto                            Chubb                   10/1/03 - 3/31/04            Paid up
   ---------------------------------------------------------------------------------------------------------
   Auto                            Catto and                                            Paid up
                                    Catto                  10/1/03 - 3/31/04
   ---------------------------------------------------------------------------------------------------------
   Commercial Fire                 Central Insurance Co    10/1/02 - 9/30/03            Paid Up
   ---------------------------------------------------------------------------------------------------------
   General  Liability              St Paul Surplus Line Ins                             Paid Up
                                    Co                      8/1/03 - 7/31/04
   ---------------------------------------------------------------------------------------------------------
   Workman Compensation            Texas Mutual             6/1/03 - 5/31/04            Paid Up
   ---------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

*    Insurance binders have been issued pending the placement of new policies.

Note 1
----------------------------------

An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


Note 2
----------------------------------

Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for two months after production. As of the date of this report, the production for October was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.

Note 3
----------------------------------

In accordance with an Order Granting Venus Exploration Inc.'s Motion to
Obtain Unsecured Credit Allowable as an Administration Expense Pursuant to 11 USC 364(b), Venus obtained a loan of $125,000 to purchase Directors' and Officers' insurance for the period May 21, 2003 until May 21, 2004. The prepaid insurance cost is included in Prepaid Expenses on Line 7 of the Balance Sheet, the Note Payable is shown on Line 19, and accrued interest payable is included on Line 22. Accrued interest expense is shown on Line 18 of the Income Statement.

Payment of principal and interest on the note is subject to subordination in accordance with the above referenced Order.

  Schedule 1 - Other Assets
  ----------------------------------

     Utility Deposit                                             6,545.00
                                                             -------------
                                                                 6,545.00
                                                             -------------

  Schedule 2 - Other Prepetition
   Liabilities
  -----------------------------------

     Rent Deposit                                               20,477.92
     Deferred Federal Income Tax                                 1,475.00
     Obligations Under Capital Lease                            10,363.37
                                                             -------------
                                                                32,316.29
                                                             -------------
  Schedule 3 - General and Administrative Expenses
  ------------------------------------------------------
      Salaries                                                   3,762.50
      Payroll taxes                                                279.57
      Misc. employee expense                                     3,393.59
      Auto expense                                               3,270.24
      Supplies                                                   1,896.44
      Bank fees                                                     71.95
      Legal & accounting serv.                                   8,671.88
      Consultants                                               16,383.51
      Rent                                                       3,749.88
      Travel & entertainment                                     1,465.36
      Insurance                                                    822.34
      General Taxes
      Telephone                                                  3,919.30
      Postage                                                      186.03
      Professional Seminars
      Dues, subs & pubs
      Bankruptcy Expense                                         3,750.00
      Other G&A                                                  4,581.58
      Corporate expenses                                           476.95
      Overhead/Fees                                            (12,238.74)
                                                             -------------
         Total                                                  44,442.38

      Less Amount reported on line 12 - Rent                    (3,749.88)
      Less Amount reported on line 24 & 25
           Reorganization Expenses                              (3,750.00)
                                                             -------------

     Amount reported on line 11                                 36,942.50
                                                             =============

  Schedule 4 - Other Operating
   Expenses
  -----------------------------------

     Production Taxes                                           10,474.22
     Lease Operating Expense                                    53,862.76
     Geological and Geophysical - Delay Rental                   5,249.48
                                - Overhead                       2,772.93
     Workover                                                    8,234.46
                                                             -------------
                                                                80,593.85
                                                             =============

  Schedule 5 - Non-Operating Income
  ----------------------------------
     Interest Income                                             1,195.68
     Misc Income                                                   239.02

                                                             -------------
                                                                 1,434.70
                                                             =============
  Schedule 6 - Other Reorganization Expenses
  ------------------------------------------------------
                                                                     0.00
                                                                     0.00
                                                             -------------
                                                                     0.00
                                                             =============

Schedule 7 - Other Non-Operating Receipts
-----------------------------------------------
   Expense Reimbursement                                         645.31
   Overhead Collections Received                               1,264.04

                                                           -------------
                                                               1,909.35
                                                           =============
Schedule 8 - Other Operating Disbursements
-----------------------------------------------

As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during October, except payroll and taxes which are shown on Lines 12 and 13.


Schedule 9 - Note Re: Payroll Tax Payments
-----------------------------------------------

Payroll taxes are paid by payroll preparation company, ADP.

Schedule 10 - Payments to Insiders
----------------------------------

                                        Current Month
                                   ------------------------
                                       Fee      Health Ins     Auto          Total
                                   -----------------------------------------------------
   Ames Energy                                                                     0.00
   John Ames                         10,350.00    1,077.13       945.00       12,372.13
   Terry Hardeman                     3,675.00                                 3,675.00
   E L Ames, Jr                                     466.17       978.00        1,444.17
                                   -----------------------------------------------------
                                     14,025.00    1,543.30     1,923.00       17,491.30
                                   -----------------------------------------------------

                                    Total to
                                       Date
                                   ------------
   Ames Energy                        3,637.50                                 3,637.50
   John Ames                         72,966.70    8,617.04     7,636.30       89,220.04
   Terry Hardeman                    49,186.44                                49,186.44
   E L Ames, Jr                                   3,729.36     8,051.09       11,780.45
                                   -----------------------------------------------------
                                    125,790.64   12,346.40    15,687.39      153,824.43
                                   -----------------------------------------------------

Schedule 11 - Interest Expense
----------------------------------
   D&O Insurance Loan - Note 3                                 2,982.84
   Frost Bank                                                 14,165.11
                                                           -------------
                                                              17,147.95
                                                           -------------

Note: Effective July 1, 2003, Frost Bank began charging the default rate of interest of 11 % on the loan balance of 1,500,000 rather than the normal rate of 6.25%. Currently a restricted cash balance of 1,944,099.92 is on deposit at Frost bank. (Sch 15) On August 21, 2003 a hearing was held to determine to whom the restricted cash should be paid. It is the Company's position this cash will be paid to Frost Bank as payment on the loan balance; however, the Court has not yet rendered an opinion. The Company is accruing interest expense based on the 11% rate, and making payments based on the 6.25% rate.

Schedule 12 - Cash Receipts and Disbursements
-----------------------------------------------

The cash decreased 13,835 in October, including a payment of 3,750 in Trustee Fees.

Schedule 13 - Revenue
----------------------------------

Revenue decreased 4,356 from September.

Schedule 14 - Other Non-operating Expense
-----------------------------------------------

   Payment to ECS, Investment
    Banker                                                                    12,393.47
                                                           =============================

Schedule 15 - Restricted Cash
----------------------------------
   Balance at Beginning of Month                                           1,942,904.24
   Interest Earned                                                             1,195.68
                                                           -----------------------------
   Balance at End of Month                                                 1,944,099.92
                                                           =============================

Schedule 16 - Prepaid Expenses
   Prepaid General Insurance                                                  16,798.52
   Prepaid D & O Insurance - Note 3                                          125,000.00
   Prepaid Capital Costs                                                      53,257.12
   Prepaid Maintenance and Other                                               4,175.44
                                                           -----------------------------
                                                                             199,231.08
                                                           =============================